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On July 2, 2024, Masimo Corporation (“Masimo” or the “Company”) made updates to its website, www.ProtectMasimosFuture.com, in connection with Masimo’s 2024 Annual Meeting of Stockholders. A copy of the updated website content (other than content previously filed) can be found below.

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Masimo Provides Facts, Exposes False Narratives in Response to Latest Politan Fictions

July 2, 2024

IRVINE, Calif.--(BUSINESS WIRE)-- Masimo Corporation ("Masimo" or the "Company") (NASDAQ: MASI) today issued the following statement to address what Masimo strongly believes is Politan's campaign of deception and distraction to deflect attention from its own failures and its nominees' shortcomings.

The Company urges investors to choose Masimo's commitment to transparency and value creation over what it believes are Politan's fabrications and deflections by voting FOR Masimo nominees Joe Kiani and Christopher Chavez on the GOLD card.

Included below are examples of quotes and assertions by Politan that Masimo strongly believes are false and misleading, set against Masimo's explanation of the true facts and clear explanations. For more information on why the Company believes Politan should not be rewarded with votes for its candidates when it is providing stockholders with inaccurate, incomplete and misleading information in an effort to gain control of Masimo, please visit www.ProtectMasimosFuture.com.

"A lie gets halfway around the world before the truth has got its boots on"

In a desperate attempt to divert shareholders' attention from the absence of a clear plan, we believe that Politan continues to misdirect to cover up their own failures.

1. Politan Fiction: Politan's nominees are "unquestionably qualified and independent" and had "no prior relationship with Politan" and were "found via nationally recognized, third-party search firm"

MISDIRECTION: Politan is attempting to shift the focus away from Masimo's independent and highly experienced directors. Except for the Politan Board members, Masimo's Board has deep and relevant expertise, having led numerous public companies – as CEOs and directors.

FACTS: Mr. Jellison owes his board position with Anika Therapeutics (a company with a market cap well under $400 million) to an activist. He was appointed to the board of Anika in May 2024 through a settlement with activist Caligan Partners. Caligan Partners shares the same attorney as Politan.[1] Mr. Jellison also has a history of questionable financial investments, including a large investment in Saddle River Advisors, which turned out to be a Ponzi scheme, undermining his credibility as a "financial expert".[2]

Dr. Solomon's technical expertise (Chemistry) is not relevant to Masimo and she does not meet the director search specification that Masimo's Nominating Committee – which includes Politan's Michelle Brennan – agreed on. Politan hand-picked Ms. Solomon and Mr. Jellison and is paying them $50,000 each to run as Politan's nominees, with another $50,000 due if they are elected or appointed to Masimo's Board.[3]

POLITAN'S FAILURE: Even Politan concedes it has not nominated truly independent directors and its nominees will vote as a bloc, telling shareholders that a "split vote would create a deadlocked board that cannot affirmatively act."

2. Politan Fiction: "Mr. Kiani is pursuing the transaction today with a single counterparty and no actual Board oversight" and the transaction "raises the exact same IP concerns and similar related party concerns the Special Committee objected to"

MISDIRECTION: Politan is diverting attention from the fact Mr. Koffey failed to deliver any value-creating solution for the Consumer separation as Chair of the Special Committee.

FACTS: Mr. Kiani is not pursuing any transaction without Board oversight. The full Board is overseeing and will approve any transaction following a sound process that was outlined and agreed to at the April 30, 2024 Board meeting.

The IP framework Masimo proposed to the potential JV partner matches what Mr. Koffey proposed to Mr. Kiani as Chair of the Special Committee. In summary, Masimo would license certain IP to the JV for use solely within the consumer field. The license would not extend to the professional healthcare field. As Politan is aware, the Board has agreed that an independent third party will review the IP allocation proposed by the company's IP counsel.

The Special Committee also did not object to "related party concerns," as Politan claims. The Special Committee was set up specifically to deal with the related party issues inherent in the terms agreed by Mr. Koffey and Mr. Kiani in January.[4]

POLITAN'S FAILURE: Mr. Koffey not only failed as Chair of the Special Committee, but we believe his behavior resulted in the resignation of former director Rolf Classon from the Committee, leading to its subsequent dissolution.

3. Politan Fiction: "Cercacor was the last time Mr. Kiani oversaw a separation" and "Mr. Kiani has done this before, with Cercacor"

MISDIRECTION: Politan is once again ignoring the fact that Mr. Koffey failed to find any viable options for the Consumer separation and has no plan to generate shareholder value.

FACTS: The separation of Masimo and Cercacor was completed in 1998, nearly a decade before Masimo went public, and was fully disclosed in the S-1 and subsequent materials. In 1996, Masimo was considering going public and one of its new investors who had visitation rights to Board meetings proposed a separation because he and other investors were not attributing any value to Masimo's noninvasive blood constituent monitoring technology (released several years later as rainbow) as it had not yet produced revenue and required significant R&D investments. Mr. Kiani initially opposed the separation, but in 1998 relented. The separation agreement was fully disclosed and approved by Masimo's shareholders (mostly Venture Capitalists) at the time. Mr. Kiani's ownership share in both companies was the same, as were those of the other shareholders.

POLITAN'S FAILURE: Nothing about the Cercacor transaction, which was completed more than 20 years ago, had any bearing on Mr. Koffey's inability to deliver the simple objectives of the Special Committee.

4. Politan Fiction: "No information on R&D, COGS, or SG&A beyond public disclosures" which Politan claims justifies the Politan directors' refusal to sign the Masimo's Form 10-K and approve earnings releases

MISDIRECTION: Politan is simply fabricating excuses to mask their failures on the Board.

FACTS: Politan's false claims regarding the directors' access to information were addressed in Masimo's previous press releases dated April 1 and June 20, 2024. As explained in those releases, in addition to the thousands of pages of documents management delivered during onboarding, Masimo's CFO Micah Young provided a detailed presentation to the full Board on October 31, 2023. He presented the management plan for 2024 and a long-range plan through 2033. He included a breakdown of each business (professional healthcare, consumer health and consumer audio), including revenue by major product line, cost of goods sold, gross profit, R&D expenses, SG&A expenses, operating income, adjusted EBITDA, working capital and capital expenditures for each business. He followed up by emailing this detailed information—which goes well beyond what is disclosed publicly—to Mr. Koffey. The email and attachment that Mr. Young sent to Mr. Koffey dated October 31, 2023, is available here: https://protectmasimosfuture.com/plan-email/ (the data in the spreadsheet is confidential and has been removed).

POLITAN'S FAILURE: Despite having requested an exorbitant number of documents, and having received those documents, the Politan directors were still unable to fulfill even the most basic director duties like signing the Form 10-K and approving quarterly reports. Indeed, it appears to us that Mr. Koffey was only issuing these document requests in furtherance of Politan's proxy contest to take control of Masimo.

5. Politan Fiction: "Corporate Jet Travel Appears Overwhelmingly for Personal Use, Even During Periods of Crisis for Company"

MISDIRECTION: Politan is diverting attention from the fact that it doesn't understand the business or the industry in which we operate.

FACTS: Mr. Kiani's corporate jet travel is overwhelmingly for business use, and Mr. Kiani pays for his personal use.

Politan wrongly characterizes a number of business trips as vacations. For example, Mr. Kiani's trip to Anguilla was for Masimo's CEO Summit, which is an award trip held annually for the top performing Masimo sales representatives. In July 2023, Mr. Kiani met with several customers in Spain, including a senior representative of the Andalusian Health Service to discuss Masimo technologies, including the telemonitoring technologies that we recently received significant orders for in Spain.

Mr. Kiani offered to buy the aircraft at the outset, but Masimo's advisors determined it would be preferable for Masimo for the company to own it. Mr. Kiani has told the Board he is still willing to buy the aircraft at fair market value if the Board prefers.

POLITAN'S FAILURE: In 12 months on the Board, including numerous executive sessions and audit committee meetings without Mr. Kiani present, Mr. Koffey never once raised Mr. Kiani's use of the corporate jet as an issue, when it could be evaluated by the other independent directors. It appears to us he is only raising it now to support Politan's efforts to take control of Masimo and distract from their failure to have a plan or viable CEO candidate.

6. Politan Assertion: "CEO has lowest employee approval rating of any peer, evidencing beleaguered employee culture"

MISDIRECTION: Politan is shifting the focus from their unqualified CEO replacement, Michelle Brennan.

FACTS: Mr. Kiani has strong support among current employees. Masimo was certified as a Great Place to Work for 2020-2021 and 2021-2022 and was one of Fortune's Best Workplaces in Manufacturing and Production for 2021, both of which are based on employee surveys including questions about the CEO and senior management. More than 300 Masimo engineers and sales leaders have publicly expressed their support for Mr. Kiani.[5]

POLITAN'S FAILURE: Politan's stop-gap measure, appointing Ms. Brennan, is farcical: she has no CEO experience, no ability to oversee a large complex company, and failed to deliver any options for the Consumer separation while on the Special Committee.

7. Politan Assertion: The Board was not timely notified of the DOJ and SEC subpoenas

MISDIRECTION: Politan is attempting to turn the focus away from their inexperience in the Boardroom.

FACTS: Masimo received the first DOJ subpoena relating to its Rad-G and Rad-97 devices on February 21, 2024. Management forwarded the subpoena to the Board the same day. The second DOJ subpoena also related to the Rad-G and Rad-97 devices and both subpoenas were discussed with the Board at the next regularly scheduled Board meeting. The allegations at issue in the SEC subpoena were raised with and had already been investigated by the Audit Committee, Internal Audit, and external auditors in 2023.

POLITAN'S FAILURE: Despite having been provided an exorbitant amount of information both by at request and in the Board's proper functioning, Mr. Koffey continues to fail in even his most basic duties as a director: to engage with the other independent directors in good faith for the benefit of Masimo's stockholders.

8. Masimo Foundation invested in Mr. Chavez's Company

MISDIRECTION: Politan is trying to shift attention away from Mr. Chavez's strong qualifications.

FACTS: Mr. Chavez does not benefit from – and was indeed until recently was unaware of – the Foundation's investment. Mr. Chavez was CEO of Trivascular, which was acquired by Endologix in February 2016. As part of the merger agreement, Mr. Chavez was appointed to the board of directors of Endologix but only served on the board for two years. Endologix was a public company and Masimo Foundation purchased Endologix stock in the open market. Endologix had its headquarters near Masimo and Mr. Kiani had been introduced to the company years before Mr. Chavez joined its board. Many investment fund bus trips visited both companies and Endologix was often discussed as a growing device company, bringing it to the attention of Masimo Foundation. Mr. Chavez was not aware that Masimo Foundation had bought Endologix stock until Politan filed its presentation on June 26, 2024.

POLITAN'S FAILURE: Politan appears to be uninterested in meaningful director independence. Its opposition to Mr. Chavez, like its selection criteria for its own nominees, appears to be rooted in Politan's lack of any understanding of what Masimo does, how the medical device industry operates, and where the future lies. In our view, Politan equates independence with loyalty to Politan.

[1] https://www.srz.com/en/people/ele-klein (see "Representations")

[2] https://www.sec.gov/enforcement-litigation/litigation-releases/lr-23501

[3] Politan's 2024 Definitive Proxy Statement, page 18

[4] Masimo's June 20, 2024 Press Release entitled "Masimo Provides Facts in Response to Politan's False Narrative", point #16, https://investor.masimo.com/news/news-details/2024/Masimo-Provides-Facts-in-Response-to-Politans-False-Narrative/default.aspx

[5] https://protectmasimosfuture.com/materials-faqs/

Don't be fooled by Politan's numerous fictions and attempts at misdirection. Don't put the value of your investment in Masimo at risk.

Vote FOR Joe Kiani and Chris Chavez on the GOLD Card

About Masimo

Masimo (NASDAQ: MASI) is a global medical technology company that develops and produces a wide array of industry-leading monitoring technologies, including innovative measurements, sensors, patient monitors, and automation and connectivity solutions. In addition, Masimo Consumer Audio is home to eight legendary audio brands, including Bowers & Wilkins, Denon, Marantz, and Polk Audio. Our mission is to improve life, improve patient outcomes, and reduce the cost of care. Masimo SET® Measure-through Motion and Low Perfusion™ pulse oximetry, introduced in 1995, has been shown in over 100 independent and objective studies to outperform other pulse oximetry technologies.[1] Masimo SET® has also been shown to help clinicians reduce severe retinopathy of prematurity in neonates,[2] improve CCHD screening in newborns[3] and, when used for continuous monitoring with Masimo Patient SafetyNet™ in post-surgical wards, reduce rapid response team activations, ICU transfers, and costs.[4-7] Masimo SET® is estimated to be used on more than 200 million patients in leading hospitals and other healthcare settings around the world,[8] and is the primary pulse oximetry at 9 of the top 10 hospitals as ranked in the 2022-23 U.S. News and World Report Best Hospitals Honor Roll.[9] In 2005, Masimo introduced rainbow® Pulse CO-Oximetry technology, allowing noninvasive and continuous monitoring of blood constituents that previously could only be measured invasively, including total hemoglobin (SpHb®), oxygen content (SpOC™), carboxyhemoglobin (SpCO®), methemoglobin (SpMet®), Pleth Variability Index (PVi®), RPVi™ (rainbow® PVi), and Oxygen Reserve Index (ORi™). In 2013, Masimo introduced the Root® Patient Monitoring and Connectivity Platform, built from the ground up to be as flexible and expandable as possible to facilitate the addition of other Masimo and third-party monitoring technologies; key Masimo additions include Next Generation SedLine® Brain Function Monitoring, O3® Regional Oximetry, and ISA™ Capnography with NomoLine® sampling lines. Masimo's family of continuous and spot-check monitoring Pulse CO-Oximeters® includes devices designed for use in a variety of clinical and non-clinical scenarios, including tetherless, wearable technology, such as Radius-7®, Radius PPG®, and Radius VSM™, portable devices like Rad-67®, fingertip pulse oximeters like MightySat® Rx, and devices available for use both in the hospital and at home, such as Rad-97® and the Masimo W1® medical watch. Masimo hospital and home automation and connectivity solutions are centered around the Masimo Hospital Automation™ platform, and include Iris® Gateway, iSirona™, Patient SafetyNet, Replica®, Halo ION®, UniView®, UniView :60™, and Masimo SafetyNet®. Its growing portfolio of health and wellness solutions includes Radius T°®, Masimo W1 Sport, and Masimo Stork™. Additional information about Masimo and its products may be found at www.masimo.com. Published clinical studies on Masimo products can be found at www.masimo.com/evidence/featured-studies/feature/.

RPVi has not received FDA 510(k) clearance and is not available for sale in the United States. The use of the trademark Patient SafetyNet is under license from University HealthSystem Consortium.

References

1. Published clinical studies on pulse oximetry and the benefits of Masimo SET® can be found on our website at http://www.masimo.com. Comparative studies include independent and objective studies which are comprised of abstracts presented at scientific meetings and peer-reviewed journal articles.
2. Castillo A et al. Prevention of Retinopathy of Prematurity in Preterm Infants through Changes in Clinical Practice and SpO2 Technology. Acta Paediatr.2011 Feb;100(2):188-92.
3. de-Wahl Granelli A et al. Impact of pulse oximetry screening on the detection of duct dependent congenital heart disease: a Swedish prospective screening study in 39,821 newborns. BMJ.2009;Jan 8;338.
4. Taenzer A et al. Impact of pulse oximetry surveillance on rescue events and intensive care unit transfers: a before-and-after concurrence study. Anesthesiology. 2010:112(2):282-287.
5. Taenzer A et al. Postoperative Monitoring – The Dartmouth Experience. Anesthesia Patient Safety Foundation Newsletter. Spring-Summer 2012.
6. McGrath S et al. Surveillance Monitoring Management for General Care Units: Strategy, Design, and Implementation. The Joint Commission Journal on Quality and Patient Safety. 2016 Jul;42(7):293-302.
7. McGrath S et al. Inpatient Respiratory Arrest Associated With Sedative and Analgesic Medications: Impact of Continuous Monitoring on Patient Mortality and Severe Morbidity. J Patient Saf. 2020 14 Mar. DOI: 10.1097/PTS.0000000000000696.
8. Estimate: Masimo data on file.
9. http://health.usnews.com/health-care/best-hospitals/articles/best-hospitals-honor-roll-and-overview.

Forward-Looking Statements

Certain Information Regarding Participants

Investor Contact: Eli Kammerman

(949) 297-7077

ekammerman@masimo.com

Media Contact: Evan Lamb

(949) 396-3376

elamb@masimo.com

Source: Masimo Corporation

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Materials Section Update

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Materials

Electing Quentin Koffey's handpicked nominees would cede control of Masimo to Politan and risk the value of your investment. Vote on the GOLD Proxy card to protect the value of Masimo by electing Joe Kiani and Christopher Chavez. Find all necessary information about your company, Board of Directors, and our proposals to stockholders here.

Read The Latest Materials:

Letter to Stockholders

July 1, 2024

Read why Christopher Chavez is the best nominee to serve on the Masimo Board and keep its independence. For many years, Mr. Chavez has led public medtech companies both as CEO and as a constructive member of the board of directors. If Masimo stockholders want knowledgeable, independent Board members to lead and guide the company, Mr. Chavez is the ally they need on the Board.

Investor Presentation

June 26, 2024

Our robust track record of innovation, led by Joe Kiani, supports our long-standing valuation premium to peers. And our strategic initiatives will sustain growth and expand margin, more than doubling adjusted EPS to ~$8 by 2029. Meanwhile, Politan's value-destructive agenda poses a significant risk to the Company.

Letter to Stockholders

June 17, 2024

Read our view of the significant risks to Masimo's long-term innovation, growth and premium valuation multiple to its peers, if control of the Board is ceded to Politan.

Load More

Letters of Support

Letter from Masimo Healthcare Engineering

Letter from Masimo Senior Management – 1 (June 24, 2024)

Letter from Masimo Senior Management – 2 (June 24, 2024)

Additional Information

Email re: Letters of Support (June 28, 2024)

Bilal Muhsin Conditional Resignation (June 26, 2024)

Press Releases

Masimo Provides Facts, Exposes False Narratives in Response to Latest Politan Fictions

Masimo Provides Facts in Response to Politan's False Narrative

Masimo Announces Nomination of Independent Candidate to the Board of Directors

Masimo Reports First Quarter 2024 Financial Results

Masimo Responds to Politan Capital's Nomination of Director Candidates and Refutes Politan's False Claims

Masimo Corporation Board of Directors Authorizes Management to Evaluate the Separation of Consumer Business

Terms Of Use Privacy Policy

Fact vs Fiction Section Update

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Masimo

Fact vs Fiction

The facts undermine Mr. Koffey's arguments and expose his false and misleading claims in pursuit of control of Masimo in another proxy contest. Stockholders have a right to know the truth as outlined below:

Politan Fiction: Politan's nominees are "unquestionably qualified and independent" and had "no prior relationship with Politan" and were "found via nationally recognized, third-party search firm".

MISDIRECTION:

Politan is attempting to shift the focus away from Masimo's independent and highly experienced directors. Except for the Politan Board members, Masimo's Board has deep and relevant expertise, having led numerous public companies – as CEOs and directors.

FACTS:

Mr. Jellison owes his board position with Anika Therapeutics (a company with a market cap well under $400 million) to an activist. He was appointed to the board of Anika in May 2024 through a settlement with activist Caligan Partners. Caligan Partners shares the same attorney as Politan.[1] Mr. Jellison also has a history of questionable financial investments, including a large investment in Saddle River Advisors, which turned out to be a Ponzi scheme, undermining his credibility as a "financial expert".[2]

Dr. Solomon's technical expertise (Chemistry) is not relevant to Masimo and she does not meet the director search specification that Masimo's Nominating Committee – which includes Politan's Michelle Brennan – agreed on. Politan hand-picked Ms. Solomon and Mr. Jellison and is paying them $50,000 each to run as Politan's nominees, with another $50,000 due if they are elected or appointed to Masimo's Board.[3]

POLITAN'S FAILURE:

Even Politan concedes it has not nominated truly independent directors and its nominees will vote as a bloc, telling shareholders that a "split vote would create a deadlocked board that cannot affirmatively act."

[1] https://www.srz.com/en/people/ele-klein (see "Representations")

[2] https://www.sec.gov/enforcement-litigation/litigation-releases/lr-23501

[3] Politan's 2024 Definitive Proxy Statement, page 18

Politan Fiction: "Mr. Kiani is pursuing the transaction today with a single counterparty and no actual Board oversight" and the transaction "raises the exact same IP concerns and similar related party concerns the Special Committee objected to".

MISDIRECTION:

Politan is diverting attention from the fact Mr. Koffey failed to deliver any value-creating solution for the Consumer separation as Chair of the Special Committee.

FACTS:

Mr. Kiani is not pursuing any transaction without Board oversight. The full Board is overseeing and will approve any transaction following a sound process that was outlined and agreed to at the April 30, 2024 Board meeting.

The IP framework Masimo proposed to the potential JV partner matches what Mr. Koffey proposed to Mr. Kiani as Chair of the Special Committee. In summary, Masimo would license certain IP to the JV for use solely within the consumer field. The license would not extend to the professional healthcare field. As Politan is aware, the Board has agreed that an independent third party will review the IP allocation proposed by the company's IP counsel.

The Special Committee also did not object to "related party concerns," as Politan claims. The Special Committee was set up specifically to deal with the related party issues inherent in the terms agreed by Mr. Koffey and Mr. Kiani in January.[1]

POLITAN'S FAILURE:

Mr. Koffey not only failed as Chair of the Special Committee, but we believe his behavior resulted in the resignation of former director Rolf Classon from the Committee, leading to its subsequent dissolution.

[1] Masimo's June 20, 2024 Press Release entitled "Masimo Provides Facts in Response to Politan's False Narrative", point #16, https://investor.masimo.com/news/news-details/2024/Masimo-Provides-Facts-in-Response-to-Politans-False-Narrative/default.aspx

Politan Fiction: "Cercacor was the last time Mr. Kiani oversaw a separation" and "Mr. Kiani has done this before, with Cercacor"

MISDIRECTION:

Politan is once again ignoring the fact that Mr. Koffey failed to find any viable options for the Consumer separation and has no plan to generate shareholder value.

FACTS:

The separation of Masimo and Cercacor was completed in 1998, nearly a decade before Masimo went public, and was fully disclosed in the S-1 and subsequent materials. In 1996, Masimo was considering going public and one of its new investors who had visitation rights to Board meetings proposed a separation because he and other investors were not attributing any value to Masimo's noninvasive blood constituent monitoring technology (released several years later as rainbow) as it had not yet produced revenue and required significant R&D investments. Mr. Kiani initially opposed the separation, but in 1998 relented. The separation agreement was fully disclosed and approved by Masimo's shareholders (mostly Venture Capitalists) at the time. Mr. Kiani's ownership share in both companies was the same, as were those of the other shareholders.

POLITAN'S FAILURE:

Nothing about the Cercacor transaction, which was completed more than 20 years ago, had any bearing on Mr. Koffey's inability to deliver the simple objectives of the Special Committee.

Politan Fiction: "No information on R&D, COGS, or SG&A beyond public disclosures" which Politan claims justifies the Politan directors' refusal to sign the Masimo's Form 10-K and approve earnings releases

MISDIRECTION:

Politan is simply fabricating excuses to mask their failures on the Board.

FACTS:

Politan's false claims regarding the directors' access to information were addressed in Masimo's previous press releases dated April 1 and June 20, 2024. As explained in those releases, in addition to the thousands of pages of documents management delivered during onboarding, Masimo's CFO Micah Young provided a detailed presentation to the full Board on October 31, 2023. He presented the management plan for 2024 and a long-range plan through 2033. He included a breakdown of each business (professional healthcare, consumer health and consumer audio), including revenue by major product line, cost of goods sold, gross profit, R&D expenses, SG&A expenses, operating income, adjusted EBITDA, working capital and capital expenditures for each business. He followed up by emailing this detailed information—which goes well beyond what is disclosed publicly—to Mr. Koffey. The email and attachment that Mr. Young sent to Mr. Koffey dated October 31, 2023, is available here: https://protectmasimosfuture.com/plan-email/ (the data in the spreadsheet is confidential and has been removed).

POLITAN'S FAILURE:

Despite having requested an exorbitant number of documents, and having received those documents, the Politan directors were still unable to fulfill even the most basic director duties like signing the Form 10-K and approving quarterly reports. Indeed, it appears to us that Mr. Koffey was only issuing these document requests in furtherance of Politan's proxy contest to take control of Masimo.

Politan Fiction: "Corporate Jet Travel Appears Overwhelmingly for Personal Use, Even During Periods of Crisis for Company"

MISDIRECTION:

Politan is diverting attention from the fact that it doesn't understand the business or the industry in which we operate.

FACTS:

Mr. Kiani's corporate jet travel is overwhelmingly for business use, and Mr. Kiani pays for his personal use.

Politan wrongly characterizes a number of business trips as vacations. For example, Mr. Kiani's trip to Anguilla was for Masimo's CEO Summit, which is an award trip held annually for the top performing Masimo sales representatives. In July 2023, Mr. Kiani met with several customers in Spain, including a senior representative of the Andalusian Health Service to discuss Masimo technologies, including the telemonitoring technologies that we recently received significant orders for in Spain.

Mr. Kiani offered to buy the aircraft at the outset, but Masimo's advisors determined it would be preferable for Masimo for the company to own it. Mr. Kiani has told the Board he is still willing to buy the aircraft at fair market value if the Board prefers.

POLITAN'S FAILURE:

In 12 months on the Board, including numerous executive sessions and audit committee meetings without Mr. Kiani present, Mr. Koffey never once raised Mr. Kiani's use of the corporate jet as an issue, when it could be evaluated by the other independent directors. It appears to us he is only raising it now to support Politan's efforts to take control of Masimo and distract from their failure to have a plan or viable CEO candidate.

Politan Assertion: "CEO has lowest employee approval rating of any peer, evidencing beleaguered employee culture"

MISDIRECTION:

Politan is shifting the focus from their unqualified CEO replacement, Michelle Brennan.

FACTS:

Mr. Kiani has strong support among current employees. Masimo was certified as a Great Place to Work for 2020-2021 and 2021-2022 and was one of Fortune's Best Workplaces in Manufacturing and Production for 2021, both of which are based on employee surveys including questions about the CEO and senior management. More than 300 Masimo engineers and sales leaders have publicly expressed their support for Mr. Kiani.[1]

POLITAN'S FAILURE:

Politan's stop-gap measure, appointing Ms. Brennan, is farcical: she has no CEO experience, no ability to oversee a large complex company, and failed to deliver any options for the Consumer separation while on the Special Committee.

[1] https://protectmasimosfuture.com/materials-faqs/

Politan Assertion: The Board was not timely notified of the DOJ and SEC subpoenas

MISDIRECTION:

Politan is attempting to turn the focus away from their inexperience in the Boardroom.

FACTS:

Masimo received the first DOJ subpoena relating to its Rad-G and Rad-97 devices on February 21, 2024. Management forwarded the subpoena to the Board the same day. The second DOJ subpoena also related to the Rad-G and Rad-97 devices and both subpoenas were discussed with the Board at the next regularly scheduled Board meeting. The allegations at issue in the SEC subpoena were raised with and had already been investigated by the Audit Committee, Internal Audit, and external auditors in 2023.

POLITAN'S FAILURE:

Despite having been provided an exorbitant amount of information both by at request and in the Board's proper functioning, Mr. Koffey continues to fail in even his most basic duties as a director: to engage with the other independent directors in good faith for the benefit of Masimo's stockholders.

Masimo Foundation invested in Mr. Chavez's Company

MISDIRECTION:

Politan is trying to shift attention away from Mr. Chavez's strong qualifications.

FACTS:

Mr. Chavez does not benefit from – and was indeed until recently was unaware of – the Foundation's investment. Mr. Chavez was CEO of Trivascular, which was acquired by Endologix in February 2016. As part of the merger agreement, Mr. Chavez was appointed to the board of directors of Endologix but only served on the board for two years. Endologix was a public company and Masimo Foundation purchased Endologix stock in the open market. Endologix had its headquarters near Masimo and Mr. Kiani had been introduced to the company years before Mr. Chavez joined its board. Many investment fund bus trips visited both companies and Endologix was often discussed as a growing device company, bringing it to the attention of Masimo Foundation. Mr. Chavez was not aware that Masimo Foundation had bought Endologix stock until Politan filed its presentation on June 26, 2024.

POLITAN'S FAILURE:

Politan appears to be uninterested in meaningful director independence. Its opposition to Mr. Chavez, like its selection criteria for its own nominees, appears to be rooted in Politan's lack of any understanding of what Masimo does, how the medical device industry operates, and where the future lies.   In our view, Politan equates independence with loyalty to Politan.

Politan Claim: "Ms. Brennan and Mr. Koffey did not even receive a substantive update about the [Masimo strategic alternatives review] process until the first in-person Board meeting, which occurred on October 31, 2023—more than four months after Mr. Kiani had started the sale process."

FACTS:

Mr. Koffey began communicating with the lead banker at Morgan Stanley, Masimo's independent financial advisor managing the strategic alternatives review process, on July 11, 2023, two weeks after he joined the Board. On August 1, 2023, as part of the Company's onboarding process described below, the lead banker hosted a one-hour meeting with Politan directors Ms. Brennan and Mr. Koffey to bring them up to speed on Masimo's strategic alternatives review process and to answer any questions that they had.

Politan Claim: "The 2023 Newly-Elected Directors met Mr. Kiani in person on Friday, September 1, 2023 (the day before Labor Day weekend, when the Company headquarters was nearly empty)."

FACTS:

By noting the timing of the September 1, 2023 meeting as an example of "the absence of customary onboarding" on the part of Masimo, Politan misleadingly suggests that the Company went out of its way to schedule the meeting on a date when the Company headquarters was nearly empty. In fact, Ms. Brennan was the one who suggested Friday, September 1, 2023 as the date of the in-person onboarding meeting. The Politan directors met with Craig Reynolds, Masimo's Lead Independent Director, and Mr. Kiani, during this in-person onboarding meeting. [1]

Politan Claim: "[The in-person onboard meeting] was the sole onboarding that Ms. Brennan and Mr. Koffey received other than receiving prior Board books and Board meeting minutes."

FACTS:

Ms. Brennan and Mr. Koffey's onboarding process involved multiple meetings and exchanges, during the course of which a variety of materials and documents were provided to the Politan directors. Tom McClenahan, Masimo's General Counsel and Corporate Secretary, reached out to Mr. Koffey on June 27, 2023, the day after the Company's 2023 annual stockholder meeting, to discuss the Politan directors' onboarding. Mr. Koffey informed Mr. McClenahan that he would send a list of materials Mr. Koffey wanted to review. Mr. Koffey sent the list to Mr. McClenahan on Friday, June 30, 2023, and requested that the materials be sent the following week. Mr. McClenahan cut short his family vacation and traveled back to California to compile the materials requested by Mr. Koffey. The Politan directors' onboarding process included the following materials, meetings and calls:

- On July 7, 2023, Mr. McClenahan provided Mr. Koffey copies of all Board and Board Committee meeting minutes, quarterly financial updates, Board books dating back to 2021, a Board calendar, a list of Board Committees and members, a list of the Masimo's consultants and amounts paid for 2022 and 2023, all Board policies and procedures, a signature authority matrix, a director search status report from Masimo's independent director search firm, Heidrick & Struggles, forecasts and results by product platform for 2021 and 2022, and forecasts by product platform for 2023.
- On July 10, 2023, Mr. McClenahan provided Mr. Koffey engagement letters with Masimo's independent financial advisor, Morgan Stanley, and Heidrick & Struggles and an organizational chart for Masimo's healthcare business.
- On July 10 and August 3, 2023, Masimo's outside legal counsel representing Masimo with respect to the Apple litigation hosted separate onboarding sessions with each of Mr. Koffey and Ms. Brennan based on Mr. Koffey and Ms. Brennan's availability.
- On July 21, 2023, Mr. Reynolds and Adam Mikkelson, who was Chairman of the Audit Committee at the time, had a half-day meeting with Mr. Koffey in Boston.
- On August 1, 2023, the lead banker at Morgan Stanley, Masimo's independent financial advisor managing the strategic alternatives review process, hosted a one-hour meeting with Ms. Brennan and Mr. Koffey to bring them up to speed on Masimo's strategic alternatives review process and to answer any questions that they had.
- On September 1, 2023, Mr. Kiani and Mr. Reynolds met with the Politan directors. Mr. Kiani gave an extensive presentation regarding Masimo's past, present, and 5-year product and partnership roadmap. Mr. Koffey asked few, if any, questions during the meeting. Mr. Koffey did not ask to meet with any other members of senior management during his visit.

Mr. Koffey has been provided with extensive financial and other information, including in connection with his work as the chair of the Special Committee, and has met with nearly every member of Masimo's senior management. See Masimo's press release dated April 1, 2024: https://investor.masimo.com/news/news-details/2024/Masimo-Responds-to-Politan-Capitals-Nomination-of-Director-Candidates-and-Refutes-Politans-False-Claims/default.aspx.

- In addition, Masimo's records indicate that Mr. Koffey has had at least 18 phone calls with Mr. Kiani; 20 phone calls with Masimo's Chief Financial Officer Micah Young; and 10 phone calls with Mr. McClenahan.

On January 12, 2024, Rolf Classon, an independent director who joined the Masimo Board on November 7, 2023 and who received the same onboarding as the Politan directors, described his onboarding experience in an email to Mr. Kiani:

"Dear Joe—thank you for an outstanding onboarding session yesterday and also thank you for being so generous with your time. The topics we covered, the transparency and the solid professionalism of your team made a very powerful impression on me."

Politan Claim: "To date, Ms. Brennan and Mr. Koffey have only been provided redacted minutes from [the June 24, 2023] Board meeting."

FACTS:

Masimo provided an unredacted version of the June 24, 2023 minutes to Mr. Koffey and Ms. Brennan on December 8, 2023. Moreover, in an email dated June 30, 2023, from Mr. Koffey to Mr. McClenahan, Mr. Koffey agreed that it was appropriate for the Company to redact information from Board minutes relating to then-pending litigation with Politan. Since joining the Board, the Politan directors have never disputed the prior redactions or requested that Masimo provide unredacted versions of the Board minutes.

Politan Claim: "On November 3, 2023 the Board appointed Mr. Classon as a Class II director, over the objections of the 2023 Newly-Elected Directors, who believed there was a total absence of a legitimate search process. On January 15, 2024, the Board appointed Mr. Chapek as a Class I director, over the objections of the 2023 Newly-Elected Directors, who believed there was a total absence of a legitimate search process. Mr. Kiani referred Mr. Chapek to the Board as a director candidate, and, as noted above, the Board had previously interviewed Mr. Chapek as a potential director in the first quarter of 2023."

FACTS:

In February 2023, Masimo's Nominating Committee retained Heidrick & Struggles ("Heidrick"), a leading independent third-party search firm, to identify qualified and skilled director candidates who previously served in a CEO position with experience in the healthcare industry or expertise in consumer markets, or who had payor/provider business model or audit experience. [2] Heidrick presented the Nominating Committee with more than 50 quality candidates. The Nominating Committee interviewed a number of the candidates, but did not appoint anyone at the time due to last year's proxy contest and Politan's threat to sue if the Company added any new directors.

After Ms. Brennan joined the Board and Nominating Committee, Heidrick and the other Committee members brought her up to speed on the work and candidate interviews that had been done to date. Heidrick presented her with the leading candidates, which included Mr. Classon, formerly Chairman of the Executive Committee of Bayer HealthCare, Bob Chapek, formerly CEO of Disney, and others. Mr. Kiani had never met Mr. Classon and had met Mr. Chapek only once at a civic function prior to their inclusion in the search process. Ms. Brennan rejected all the leading candidates and asked that the Nominating Committee have a call with Mr. Koffey.

The Nominating Committee had a call with Mr. Koffey on October 4, 2023. During the call, the Nominating Committee agreed to modify the director search specifications. The Committee also invited Mr. Koffey to attend future Nominating Committee meetings and to participate in candidate interviews. The Nominating Committee agreed to allow additional time for Ms. Brennan and Mr. Koffey to evaluate and interview any of the more than 50 candidates that had previously been identified, and invited them to propose additional candidates for consideration.

Ms. Brennan reviewed the candidates that had previously been identified and selected four candidates. She did not propose any additional candidates. Two of the four candidates selected by Ms. Brennan declined to proceed, and two were interviewed and evaluated by the Nominating Committee. Mr. Koffey proposed four additional candidates. One of Mr. Koffey's candidates worked for a competitor, one was unavailable to join the Board at the time, and the other two were interviewed and evaluated by the Nominating Committee.

Mr. Classon and Mr. Chapek were each interviewed several times by five different independent directors, including Ms. Brennan and Mr. Koffey. Ms. Brennan and Mr. Koffey voted against both candidates. When Ms. Brennan indicated she would vote against Mr. Chapek, Mr. Mikkelson asked her if she would vote for any of the candidates that had been identified. She replied that she would not vote for any of the candidates, including those Mr. Koffey had proposed.

Politan Claim: "At [a Board meeting on May 16, 2024], the Board voted, over the objections of the 2023 Newly-Elected Directors, to propose Christopher G. Chavez as a nominee for election at the 2024 Annual Meeting to fill the Class II director position left vacant by Mr. Classon's resignation. Mr. Kiani had referred Mr. Chavez to the Board as a director candidate. The Nominating Committee had not met to discuss Mr. Chavez's nomination or consider alternative candidates."

FACTS:

On March 25, 2024, Politan notified Masimo of its intent to nominate two additional Politan directors to Masimo's Board, initiating a proxy contest for control of Masimo. On April 25, 2024, Masimo's Nominating Committee met and recommended that the Board nominate Mr. Kiani and Mr. Classon for election to the Board at the 2024 Annual Meeting. On April 30, 2024, the Board met and agreed with the recommendation, except for Mr. Koffey and Ms. Brennan. On May 3, 2024, Mr. Classon notified the Board of his decision to resign from the Board effective May 10, 2024. [3]

Given Politan's proxy contest for control and the unexpected resignation of Mr. Classon, the non-Politan directors commenced a process to identify a replacement director candidate to run against the Politan candidates. The Politan directors were not included in this process due to their conflict of interest.

During this process, Christopher Chavez, a former public company CEO and director with more than 30 years of leadership experience in the medical device industry, was interviewed by all the independent non-Politan members of Masimo's Board. Mr. Reynolds interviewed Mr. Chavez on May 10 and May 12, 2024, with further follow-up calls on May 14, 2024. Masimo's independent director Mr. Chapek, a member of the Nominating Committee, interviewed Mr. Chavez on May 13, 2024.

Mr. Reynolds and Mr. Chapek constitute all the members of Masimo's Nominating Committee other than Politan director Ms. Brennan. At the May 16, 2024 Board meeting, all Board members except for the Politan directors nominated Mr. Chavez to stand for election at Masimo's 2024 Annual Meeting. [4]

Politan Claim: "On Saturday, June 24, 2023, the Board met to delegate authority to Mr. Kiani to pursue and carry out a sale of the entire Company without any obligation to provide process updates to the Board or to obtain any additional Board approvals to retain financial or other advisors."

FACTS:

The Board minutes from this meeting state that the Board delegated authority to management (not Mr. Kiani individually) and only "to coordinate with Morgan Stanley [Masimo's independent financial advisor] on the process for exploring strategic transaction options, including the solicitation of potential third party offers (whether publicly or privately), and authorized management to retain additional financial and other advisors to assist with exploring and pursuing any such options." This quoted language was not redacted from the June 24, 2023 Board minutes that were provided to Ms. Brennan and Mr. Koffey on July 7, 2023.

Politan Claim: "When the Audit Committee was asked to sign off on the Quarterly Report on Form 10-Q for the second and third quarter of 2023 and first quarter of 2024, Mr. Koffey declined in each case to do so, believing that, despite the numerous requests, he had not received sufficient financial and operational information regarding the Company to fully evaluate the information and analysis presented in the report."

FACTS:

The Audit Committee receives a substantial set of documents each quarter for review and comments, including a quarterly financial update, external auditor-required communications, a draft Form 10-Q, a draft press release, a draft earnings presentation, and a SOX 404 and internal audit update. The Audit Committee also meets quarterly with Grant Thornton LLP, Masimo's independent auditor, without management present and the Audit Committee members are free to ask Grant Thornton any questions regarding the Company's financial statements in these executive sessions. Mr. Kiani does not attend Audit Committee meetings in order to facilitate an open dialogue between the independent Board members who serve on the Audit Committee and Masimo's independent auditor. Mr. Koffey abstained from approving the 10-Qs, but did not offer any substantive changes or comments for incorporation into the filings.

Politan Claim: "On February 26, 2024, the Board met to discuss and finalize the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2023 (the "2023 Annual Report"). The Company's management team discussed a draft of the 2023 Annual Report with the Board, but following such discussion, a majority of the independent directors of the Board were unwilling to sign the 2023 Annual Report until additional information that Board members had repeatedly requested was provided."

FACTS:

At the Board meeting on February 26, 2024, all of the independent directors other than Mr. Koffey and Ms. Brennan were initially prepared to sign the Form 10-K (Mr. Chapek, Mr. Classon, Mr. Mikkelson and Mr. Reynolds). When Mr. Koffey and Ms. Brennan made clear they would not sign the Form 10-K, Mr. Classon said he would defer his approval in the hope that the Politan directors would also agree to sign the Form 10-K. Masimo management met with Mr. Koffey for two and a half hours on Saturday, February 24, 2024, and spent many hours the following Sunday and Monday gathering additional information and preparing presentations for the Politan directors. The Politan directors asked questions during the presentations on February 27, 2024, which management answered, and they did not indicate they had any additional questions that remained unanswered. Despite these efforts, the Politan directors ultimately refused to sign the 10-K. All non-Politan members of the Board, including Mr. Classon, approved and signed the Form 10-K.

Politan Claim: "In late 2023, the 2023 Newly-Elected Directors began asking to see a draft budget for FY 2024 so that the Board could review and comment prior to being asked for their approval. They were informed that no budget approval was required. The only budget information the 2023 Newly-Elected Directors were ever subsequently given was the same financial guidance provided publicly to the market. No draft or final budget was ever provided to the Board. The Board never approved a budget or even had the opportunity to provide input."

FACTS:

On October 31, 2023, Mr. Young presented to the Board, including Mr. Koffey and Ms. Brennan, details of Masimo's financial plans and projections for 2024 through 2034. The financial information included revenue by major product category, cost of goods sold, gross profit, research and development expenses, selling, general and administrative expenses, adjusted EBIT margin, adjusted EBITDA capital expenditures and working capital requirements for the professional healthcare, consumer health and consumer audio businesses. Mr. Young also presented short-term and long-term plans for cost reduction initiatives and margin expansion. In addition, following the presentation, Mr. Young provided Mr. Koffey with the underlying Excel data used to support the presentation. The Politan directors did not ask any additional questions.

On February 13, 2024, Mr. Young presented to the Board, including Mr. Koffey and Ms. Brennan, final 2024 financial plan targets, including revenue, operating profit and margin, and EPS targets for the year. Thereafter, Bilal Muhsin, COO for Healthcare, and Blair Tripodi, COO for Consumer, presented detailed operating plans and major initiatives for their respective businesses. Mr. Koffey and Ms. Brennan complimented the presentations. Financial guidance for 2024 was approved by the Board, and short- and long-term financial targets for executive compensation were approved by the Compensation Committee.

Politan Claim: "The Company's 2023 Annual Report disclosed a $10 million impairment with respect to the Sound United business segment (less than 1% of the purchase price). As a member of the Audit Committee, Mr. Koffey asked to review the impairment analysis multiple times. To date, he has never been able to review the Company's impairment analysis and does not know why only $10 million of impairment has been taken."

FACTS:

Mr. Koffey attended an Audit Committee meeting on November 6, 2023, that included a review and discussion of management's ASC 350 and 360 impairment/recoverability tests which resulted in a tradename impairment in Q3 and why goodwill was not impaired as of Q3. The Audit Committee members received supporting materials and participated in the discussions. During the Audit Committee meeting, the Audit Committee members met separately with Grant Thornton LLP, Masimo's independent auditor, without management present, and were free to ask Grant Thornton any questions regarding the Company's impairment analysis in this executive session.

Politan Claim: "Following the dramatic decline in sales during the second quarter of 2023, the 2023 Newly-Elected Directors asked to speak with the head of U.S. sales for the Company's professional healthcare business. To date, they have never been able to speak with such executive and therefore have not been able to adequately learn about the discounting and bulk orders whose discontinuation appear to have dramatically impacted sales starting in the second quarter of 2023."

FACTS:

On July 13, 2023, Mr. Koffey requested and participated in a two-hour call with members of Masimo management, including Bilal Muhsin, Masimo's Chief Operating Officer for Healthcare and head of worldwide sales, to discuss the decline in second quarter sales. Management presented detailed sales and ordering data and trends for the second quarter as well as management's assessment of the reasons for the decline. Mr. Koffey asked questions and received answers.

Politan Claim: "From when they first joined the Board and regularly thereafter, the 2023 Newly-Elected Directors asked for information on research and development ("R&D") spending so they could understand how much was being spent on what initiatives. To date, they have never received any information on R&D beyond the publicly disclosed consolidated R&D number disclosed in the Company's quarterly reports and 2023 Annual Report. The 2023 Newly-Elected Directors made similar requests about cost of goods sold and selling, general, and administrative expenses and have similarly received no more detailed information than what has been publicly disclosed in the Company's quarterly reports and 2023 Annual Report."

FACTS:

As explained above, on October 31, 2023, Mr. Young presented to the Board, including Mr. Koffey and Ms. Brennan, details of Masimo's financial plans and projections for 2024 through 2034. The information presented included research and development spending, cost of goods sold, and selling, general and administrative expenses for the professional healthcare, consumer health and consumer audio businesses. In addition, as the chair of the Special Committee, Mr. Koffey was provided updated plans and projections as well as additional detailed financial information regarding R&D and SG&A expenses in the first quarter of 2024. Mr. Koffey and the Special Committee's financial and legal advisors spent extensive time with Mr. Young, the COOs of Masimo's Healthcare and Consumer businesses, and Masimo's financial and legal advisors to review the information provided and understand the details of both businesses.

Politan Claim: "Mr. Kiani then revived the idea proposed by Politan nearly a year earlier to separate the consumer business from the rest of the Company."

FACTS:

Mr. Kiani first proposed the separation to Mr. Koffey on January 29 2024. Mr. Koffey and Ms. Brennan never proposed a separation of the consumer business to Masimo's Board or management. In fact, while Masimo hears from stockholders that Mr. Koffey has various proposals for Masimo's business, neither Mr. Koffey nor Ms. Brennan have made any proposals or recommendations to the Board for strategic or operational changes to the business.

Politan Claim: "On January 30, 2024, Mr. Koffey met with Mr. Kiani to further explore the proposed separation of the consumer business subject to the conditions Mr. Kiani had earlier raised and a commitment from Politan to forego nominating any director candidates during separation discussions. Mr. Koffey stated that as a single director on the Board, he was not in a position to negotiate or agree to Mr. Kiani's requests and suggested that it would be advisable for the whole Board to consider forming a special committee to negotiate the separation given the related party issues."

FACTS:

At their meeting on January 30, 2024, Mr. Koffey presented Mr. Kiani with a list of proposed terms for the separation. An actual image of the document Mr. Koffey provided to Mr. Kiani can be found at https://protectmasimosfuture.com/term-sheet/ . Mr. Koffey led Mr. Kiani to believe that he was in agreement with the list of typewritten terms presented by Mr. Koffey, as well as the additional handwritten terms proposed by Mr. Kiani. They agreed that additional work needed to be done and that a Special Committee should be set up to address any conflicts of interest. [5]

Politan Claim: "Mr. Kiani's demands at this stage included: that the Company's corporate headquarters and corporate jet be included in the spun off assets; that the Company contribute up to $150 million in cash plus working capital to the new consumer entity; that the new entity have a class of 20:1 supermajority voting stock that would confer majority voting control to Mr. Kiani, granted to him without additional consideration."

FACTS:

As discussed above, Mr. Koffey led Mr. Kiani to believe that he was in agreement with the above proposed terms. It was Mr. Koffey, not Mr. Kiani, who first proposed that the new entity have a class of supermajority voting stock for Mr. Kiani. Mr. Koffey and Mr. Kiani agreed that the Special Committee should determine what the cost of the supermajority stock should be to Mr. Kiani. [6]

Politan Claim: "On March 11, 2024 the Special Committee unanimously agreed to send a revised term sheet that rejected the terms that Mr. Kiani had proposed and instead reflected the Special Committee's independent position on the separation transaction to Mr. Kiani."

FACTS:

This is the first time Politan has admitted that the "revised term sheet" sent by the Special Committee's counsel "rejected" the terms that Mr. Koffey and Mr. Kiani had discussed and agreed on. Before the "revised term sheet" was sent to Mr. Kiani, Mr. Reynolds and Mr. Classon raised concerns that it seemed different from what Mr. Koffey had described at the February 13, 2024 Board meeting. Mr. Koffey assured the other members of the Special Committee that the "revised term sheet," which Mr. Koffey had drafted with the Special Committee's advisors, was consistent with the terms that he and Mr. Kiani had agreed. Mr. Koffey never showed the term sheet to which he and Mr. Kiani had agreed to the other members of the Special Committee. [7]

Politan Claim: "On March 20, 2024, the Company entered into a confidentiality agreement with a potential joint venture partner in connection with the separation of the consumer business. The full Board knew nothing about the existence of the joint venture partner or any discussions that had occurred. The full Board was never notified that a confidentiality agreement had been entered into or that any confidential information had been exchanged until nearly eight weeks later on May 13, 2024."

FACTS:

Mr. Kiani mentioned discussions with a potential joint venture partner in the press on March 25, 2024.[8] Mr. Kiani provided an overview of the terms being discussed with the potential joint venture partner at the next regularly scheduled Board meeting on April 30, 2024. The Board met again on May 16, 2024 to discuss the terms of a non-binding term sheet reached with the potential joint venture partner.

Politan Claim: "Despite multiple requests after the public disclosure of the joint venture partner's existence, Mr. Kiani refused to disclose the identity of the potential joint venture partner to the full Board until after Mr. Koffey demanded that information by exercising his rights as a director under Section 220 of the Delaware General Corporation Law (the "DGCL") (see "Director Records Request" on May 8, 2024, below)."

FACTS:

Prior to Mr. Koffey sending a 220 books and records demand about the potential joint venture transaction, Masimo had already contacted all Board members, including Mr. Koffey, to schedule a meeting to discuss the joint venture. In connection with that Board meeting, all directors were provided with a term sheet providing an overview of the proposed transaction, preliminary financial analysis regarding the proposed transaction and an overview of proposed next steps. Mr. Koffey's books and records demand, which he filed publicly, seeks, among other things, text messages and personal emails of the management team, the Board, and their advisors.

Politan Claim: "In an effort to facilitate a more collaborative boardroom dynamic, on August 28, 2023, Politan, through counsel, informed Masimo that it and the California State Teachers' Retirement System intended to drop the Delaware action regarding the Employment Agreement without prejudice."

FACTS:

Politan voluntarily dismissed the Delaware action only after the court questioned Politan's continued participation in the litigation during a scheduling conference. [9] The court noted that "my recollection of the posture over the past few months is that Politan wanted to work with Mr. Kiani, was not seeking to remove him or see him off the board."[10]After the Politan nominees were elected to the Board, the court noted that it had "questions as to why it is that the Politan folks are continuing to participate in the litigation of this case. [11]

Politan Claim: "Mr. Kiani proposed the Company purchase Politan's shares in the Company at a substantial premium in exchange for Politan agreeing to not purchase more shares and to never run a proxy contest in the future. Mr. Koffey flatly rejected this idea."

FACTS:

Mr. Kiani inquired during his January 30, 2024 meeting with Mr. Koffey whether Politan would be willing to sell its shares to a third party. Mr. Kiani was aware of other investors that had expressed interest in investing in Masimo but were concerned about the upcoming proxy contest and the possibility of Mr. Kiani being ousted. He did not propose that the Company would buy Politan's shares. Mr. Koffey responded that he was 15 years into a 35-year career as an activist and that he could not be seen to accept such a proposal.

Politan Claim: "On May 31, 2024, the Company filed a preliminary version of its proxy statement and did not include the record date and annual meeting date that had previously been approved by the full Board."

FACTS:

Mr. Koffey, and thus Politan, were well aware of the record date and the annual meeting date as they were set during a Board meeting Mr. Koffey attended on April 30, 2024. As is customary, these dates were left blank in Masimo's preliminary proxy filings, and added when Masimo filed its definitive proxy statement.

Politan Claim: "...repeatedly held Board meetings excluding us..."

REALITY:

Mr. Koffey and Ms. Brennan have been invited to and attended all 11 Board meetings held since they joined the Board, along with all respective committee meetings. Mr. Koffey also attends Nominating, Compliance and Corporate Governance Committee meetings as an invited guest.

Politan Claim: "...Chairman & CEO Joe Kiani refused to give us basic information..."

REALITY:

Quentin Koffey and Michelle Brennan have received thousands of pages of documents, including historical Board books and minutes and a substantial number of additional documents and analyses provided at Mr. Koffey's request. A list of some of the documents and information Mr. Koffey has been provided is attached as Exhibit A.

Politan Claim: "...denied access to management..."

REALITY:

Mr. Koffey has had numerous discussions with Masimo's CEO and CFO both inside and outside of Board meetings and has met with nearly every member of senior management. A list of the members of senior management Mr. Koffey has had discussions with is attached as Exhibit B. In addition, as part of their on-boarding, Mr. Koffey and Ms. Brennan spent a day at Masimo with Mr. Kiani and others where they discussed the Company's history, technology, and vision for the future. They received an extensive tour of the Company's Discovery Lab and Home Health Lab.

Politan Claim: "...the Board has been provided zero details [on the proposed separation]..."

REALITY:

The full Board has been engaged in discussions regarding a potential separation of the consumer business since Mr. Kiani originally proposed it in January following a stockholder tour—a review that Politan is now trying to take credit for. Despite being on the Board since June 2023, Mr. Koffey did not propose a separation of the consumer business until Mr. Kiani discussed it with him in January. Further, Mr. Koffey was appointed as Chair of a Special Committee formed to explore certain issues of the separation. He has discussed the structure of the separation with Board members and advisors to the Board on numerous occasions and provided input.

Politan Claim: "...no independent director knows basic facts such as what COGS, SG&A or R&D dollars are actually spent on."

REALITY:

Mr. Koffey is a member of the Audit Committee with full access to the CFO, CAO and internal and external auditors, which allows him to review the detailed financials and ask questions regarding spending. Further, all Board members have been provided detailed financial and operational information related to Masimo's consumer and healthcare businesses. Mr. Koffey has been provided with a significant amount of information relevant to these topics and has had numerous discussions with Masimo's management team and the Board's advisors on these subjects. For Mr. Koffey to admit to not knowing basic facts about the Company is concerning.

Politan Claim: "There is no budget approval process by the Board, thereby allowing the Chairman & CEO to spend however much he wants on whatever he wants without Board review, authorization or even knowledge."

REALITY:

The Board reviews and discusses the Company's annual operating plan and guidance, and the Compensation Committee approves financial targets in connection with executive compensation.

Politan Claim: "This is why it is clearer than ever that a majority of truly independent directors are needed at Masimo..."

REALITY:

In the past nine months, Masimo has seated four new independent directors —including two nominated by Politan—constituting two-thirds of the Board, ensuring continued independent oversight and fresh perspectives. The two newest independent directors, Bob Chapek and Rolf Classon, had no pre-existing relationship with Mr. Kiani or Masimo and were appointed as part of a rigorous nomination process.

Politan Claim: "We have serious concerns that Mr. Kiani, without proper oversight, will seek to push through a spin-off with poor corporate governance and IP arrangements where assets are allocated in such a manner designed to maintain his control and influence of both separated companies."

REALITY:

Mr. Kiani is committed to pursuing a separation that would result in two separate companies (consumer and healthcare) having the best chance at future success. The proposed separation would result in a full deconsolidation of the financial statements for the two businesses. The Board, including with significant input from Mr. Koffey, is fully involved in evaluating the separation and will ultimately be responsible for approving it.

Politan Claim: "A rushed Friday afternoon announcement that the Company was exploring the Separation – which came after being informed that Politan intended to nominate directors this week – only further confirms our concerns."

REALITY:

It is Politan that rushed the announcement of its nominations on the morning of Monday, March 25, in an effort to take credit for the positive market reaction following the separation announcement on Friday, March 22. Unfortunately, Politan's press release and related Wall Street Journal article dampened the positive stock reaction that was already apparent in after-hours trading following Friday's announcement.

1 Masimo's 2024 Definitive Proxy Statement, page 15: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm.

2 Masimo's 2024 Definitive Proxy Statement, page 15: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm.

3 Masimo's 2024 Definitive Proxy Statement, page 18-19: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm.

4 Masimo's 2024 Definitive Proxy Statement, page 21: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm.

5 Masimo's 2024 Definitive Proxy Statement, page 16: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm.

6 Masimo's 2024 Definitive Proxy Statement, page 16-17: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm.

7 Masimo's 2024 Definitive Proxy Statement, page 18: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm.

8 https://www.wsj.com/business/masimo-may-look-at-joint-venture-for-consumer-split-ceo-says-1e0f2b4c

9 Transcript of Scheduling Conference, August 2, 2023, at page 5–9, *Politan Capital L.P. vs Masimo Corporation*, C.A. No. 2022-0948-NAC (Del. Ch. Dec. 20, 2022).

10 Transcript of Scheduling Conference, August 2, 2023, at page 9, *Politan Capital L.P. vs Masimo Corporation*, C.A. No. 2022-0948-NAC (Del. Ch. Dec. 20, 2022).

11 Transcript of Scheduling Conference, August 2, 2023, at page 5–6, *Politan Capital L.P. vs Masimo Corporation*, C.A. No. 2022-0948-NAC (Del. Ch. Dec. 20, 2022).

Masimo

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Masimo – Plan Email and Attachment – Email from M. Young to Q. Koffey

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Plan Email and Attachment

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From:	Micah Young
To:	Quentin Koffey
Subject:	RE: Plan
Date:	Tuesday, October 31, 2023 1:10:00 PM
Attachments:	2023.10 Moon - Financial Projections.xlsx

Hi Quentin,

Attached is the excel file. Please note that the only difference between this model and the one that MS presented today is the adjustment that we recently made to remove the Apple litigation spend out of the Professional HC P&L and into the Consumer Health P&L.

Best,

Micah Young
Masimo | EVP, Chief Financial Officer
+1 (949) 297-7028

****
CONFIDENTIALITY NOTICE
This e-mail communication may contain information that is proprietary, confidential and/or privileged from disclosure under applicable law. If the reader of this e-mail is not the intended recipient, you are hereby notified that use, copying, dissemination or continued possession of this communication is strictly prohibited. If you have any reason to believe you are not the intended recipient of this e-mail, please notify us immediately by e-mail to postmaster@masimo.com, delete all copies of this e-mail from computer memory or storage and return all hard-copies via regular mail to Masimo, 52 Discovery, Irvine, California, U.S.A. 92618. Thank you.

-----Original Message-----
From: Quentin Koffey <qkoffey@politanmgmt.com>
Sent: Tuesday, October 31, 2023 12:30 PM
To: Micah Young <myoung@masimo.com>
Subject: [Ext] Plan

CAUTION with links and attachments.

Hi Micah,

Thank you for the presentation today. Could you please send me the plan in excel?

Thank you,

Quentin

NOTICE TO RECIPIENTS: This message may contain confidential, proprietary, or legally privileged information. No confidentiality or privilege is waived by any transmission to an unintended recipient. Delivery of this email or any of the information contained herein to anyone other than the recipient or his or her designated representative is unauthorized and any other use, reproduction, distribution or copying of this document or the information contained herein, in whole or in part, without the prior written consent of Politan Capital Management LP or its affiliates (collectively, "Politan Capital") is prohibited and may be unlawful. If you are not the intended recipient of this transmittal, you are hereby notified that you received this transmittal in error, and we request that you please delete and destroy all copies and attachments in your possession and notify the sender that you have received this communication in error. The information contained herein is the property of Politan Capital, prepared exclusively for its use. The information contained herein is not an advertisement and is not intended for public use or distribution. Politan Capital makes no representations or warranties, express or implied, with respect to the fairness, correctness, accuracy, reasonableness, or completeness of any of the information contained herein, and expressly disclaims any responsibility or liability therefor. The information presented herein should not be considered a recommendation to purchase or sell any particular security. Politan Capital is a service mark of Politan Capital Management LP, and is registered with the U.S. Patent and Trademark office. Politan Capital, a registered investment adviser with the U.S. Securities and Exchange Commission (the "SEC"), may archive and review outgoing and incoming email and may produce any email at the request of the SEC or other regulators.

STRICTLY PRIVATE AND CONFIDENTIAL

Masimo Financial Projections

October 2023

Important Notices and Disclaimers

This model (this "model") contains highly confidential and proprietary information regarding Masimo Corporation ("we," "us," "our" or the "Company"). Any reproduction or distribution of this model, in whole or in part, or the disclosure of its contents, without prior consent of the Company is prohibited. This model is being delivered to a limited number of parties (the "Recipient" or "you") for discussion purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company. Although the Company believes the information contained in this model related to the Company is accurate in all material respects, the Company makes no remodel or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained herein. The Company further expressly disclaims any and all liability relating to or resulting from the use of this model. In addition, the information contained in this model is provided as of the date hereof and may change, and the Company undertakes no obligation to update such information, including in the event that such information becomes inaccurate. Except to the extent required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the information contained in this model. Further, the information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete and is subject to change without notice.

The information provided herein is subject to the confidentiality agreement between the Company and the Recipient. The information is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce it or disclose it to any third party in whole or in part. By receiving this information, the Recipient expressly agrees to (1) maintain the confidentiality of all the material and information herein, (2) use any such material and information in accordance with its compliance policies, contractual obligations and applicable law and (3) not copy, reproduce, distribute, forward or disclose this model or any portion hereof, in whole or in part, without the prior consent of the Company.

This model is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided in connection with this model.

The statements contained in this model may constitute forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this model are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from the Company's current expectations are more fully described in the Company's reports filed with the U.S. Securities and Exchange Commission, including the Company's most recent Form 10-K and Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

This model also contains estimates made by independent parties relating to industry market size and other data. These estimates involve a number of assumptions and limitations and you are cautioned not to give undue weight on such estimates. We have not independently verified the accuracy or completeness of such information and we do not take any responsibility with the accuracy or completeness of such information.

Management Base Case - Financial Projections

Consolidated

$MM	2021A	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	CAGR '23E - '33E
Professional Healthcare														
Consumer Health														
Consumer Audio														
Total Revenue														
% Growth														
(-) COGS														
Gross Profit														
% Margin														
(-) SG&A														
(-) R&D														
Adjusted EBIT														
Adj. EBIT Margin														
(+) D&A														
(+) Stock Based Compensation														
Adjusted EBITDA														
Adj. EBITDA Margin														
Change in Working Capital														
Capital Expenditures														

Professional Healthcare

$MM	2021A	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	CAGR '23E - '33E
SET														
Rainbow & Hemodynamics														
Capnography & Gas														
Brain Monitoring														
Automation														
Telehealth														
High Flow Therapy														
Opioid Solutions														
Other Revenues														
FX Impact														
Total Revenue														
% Growth														
(-) COGS														
Gross Profit														
% Margin														
Direct SG&A														
Other SG&A														
(-) SG&A														
(-) R&D														
Adjusted EBIT														
Adj. EBIT Margin														
(+) D&A														
(+) Stock Based Compensation														
Adjusted EBITDA														
Adj. EBITDA Margin														
Change in Working Capital														
Capital Expenditures														

Consumer Audio

$MM	2021A	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	CAGR '23E - '33E
Home Audio														
Headphones														
Total Revenue														
% Growth														
(-) COGS														
Gross Profit														
% Margin														
Direct SG&A														
Other SG&A														
(-) SG&A														
(-) R&D														
Adjusted EBIT														
Adj. EBIT Margin														
(+) D&A														
(+) Stock Based Compensation														
Adjusted EBITDA														
Adj. EBITDA Margin														
Change in Working Capital														
Capital Expenditures														

Consumer Health

$MM	2021A	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	CAGR '23E - '33E
Stork														
Wearables														
Band														
Bundle														
BAT														
W1														
Total Revenue														
% Growth														
(-) COGS														
Gross Profit														
% Margin														
(-) SG&A														
(-) R&D														
Adjusted EBIT														
Adj. EBIT Margin														
(+) D&A														
(+) Stock Based Compensation														
Adjusted EBITDA														
Adj. EBITDA Margin														
Change in Working Capital														
Capital Expenditures

Management Plan - Financial Projections

Consolidated

$MM	2021A	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	CAGR '23E - '33E
Professional Healthcare														
Consumer Health														
Consumer Audio														
Total Revenue														
% Growth														
(-) COGS														
Gross Profit														
% Margin														
(-) SG&A														
(-) R&D														
Adjusted EBIT														
Adj. EBIT Margin														
(+) D&A														
(+) Stock Based Compensation														
Adjusted EBITDA														
Adj. EBITDA Margin														
Change in Working Capital														
Capital Expenditures														

Professional Healthcare

$MM	2021A	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	CAGR '23E - '33E
SET														
Rainbow & Hemodynamics														
Capnography & Gas														
Brain Monitoring														
Automation														
Telehealth														
High Flow Therapy														
Opioid Solutions														
Other Revenues														
FX Impact														
Total Revenue														
% Growth														
(-) COGS														
Gross Profit														
% Margin														
Direct SG&A														
Other SG&A														
(-) SG&A														
(-) R&D														
Adjusted EBIT														
Adj. EBIT Margin														
(+) D&A														
(+) Stock Based Compensation														
Adjusted EBITDA														
Adj. EBITDA Margin														
Change in Working Capital														
Capital Expenditures														

Consumer Audio

$MM	2021A	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	CAGR '23E - '33E
Home Audio														
Headphones														
Total Revenue														
% Growth														
(-) COGS														
Gross Profit														
% Margin														
Direct SG&A														
Other SG&A														
(-) SG&A														
(-) R&D														
Adjusted EBIT														
Adj. EBIT Margin														
(+) D&A														
(+) Stock Based Compensation														
Adjusted EBITDA														
Adj. EBITDA Margin														
Change in Working Capital														
Capital Expenditures														

Consumer Health

$MM	2021A	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	CAGR '23E - '33E
Stork														
Wearables														
Band														
Bundle														
BAT														
W1														
Total Revenue														
% Growth														
(-) COGS														
Gross Profit														
% Margin														
(-) SG&A														
(-) R&D														
Adjusted EBIT														
Adj. EBIT Margin														
(+) D&A														
(+) Stock Based Compensation														
Adjusted EBITDA														
Adj. EBITDA Margin														
Change in Working Capital														
Capital Expenditures

Forward-Looking Statements

This communication includes forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Masimo and the potential stockholder approval of the Board’s nominees and the proposed separation of Masimo’s consumer business. These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Masimo’s control and could cause its actual results to differ materially and adversely from those expressed in its forward-looking statements as a result of various risk factors, including, but not limited to (i) uncertainties regarding a potential separation of Masimo’s consumer business, (ii) uncertainties regarding future actions that may be taken by Politan in furtherance of its nomination of director candidates for election at the 2024 Annual Meeting, (iii) the potential cost and management distraction attendant to Politan’s nomination of director nominees at the 2024 Annual Meeting and (iv) factors discussed in the “Risk Factors” section of Masimo’s most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations will prove correct. All forward-looking statements included in this communication are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in the Company’s most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Additional Information Regarding the 2024 Annual Meeting of Stockholders and Where to Find It

The Company has filed a definitive proxy statement containing a form of GOLD proxy card with the SEC in connection with its solicitation of proxies for its 2024 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING GOLD PROXY CARD AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Company’s definitive proxy statement for the 2024 Annual Meeting (the “2024 Proxy Statement”), which can be found through the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000937556/000121390024053125/ea0206756-05.htm. Changes to the direct or indirect interests of Masimo’s securities by directors and executive officers are set forth in SEC filings on a Statement of Change in Ownership on Form 4 filed with the SEC on June 28, 2024, which can be found through the SEC’s website at https://www.sec.gov/Archives/edgar/data/937556/000093755624000053/xslF345X05/wk-form4_1719606794.xml. Any other changes to the 2024 Proxy Statement may be found in any amendments or supplements to the 2024 Proxy Statement and other documents as and when filed by the Company with the SEC, which can be found through the SEC’s website at www.sec.gov.

21